August 18, 2015

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

Supplement to Prospectus

dated December 31, 2014

The following information supersedes and replaces the information contained in the section of the Fund's prospectus entitled "Fund Summary - BNY Mellon National Short-Term Municipal Bond Fund - Portfolio Management":

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Timothy J. Sanville is the fund's primary portfolio manager, a position he has held since October 2000.  Mr. Sanville is a first vice president of The Bank of New York Mellon.  Mr. Sanville also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

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The following information supersedes and replaces the information contained in the section of the Fund's prospectus entitled "Fund Summary - BNY Mellon Pennsylvania Intermediate Municipal Bond Fund - Portfolio Management":

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Mary Collette O'Brien is the fund's primary portfolio manager, a position she has held since October 2000.  Ms. O'Brien is a managing director of The Bank of New York Mellon.  Ms. O'Brien also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

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The following information supersedes and replaces any contrary information contained in the sections of the Fund's prospectus entitled "Fund Details - Management - Portfolio Managers - BNY Mellon National Short-Term Municipal Bond Fund" and "- BNY Mellon Pennsylvania Intermediate Municipal Bond Fund ":

BNY Mellon National Short-Term Municipal Bond Fund's primary portfolio manager is Timothy J. Sanville.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund's primary portfolio manager is Mary Collette O'Brien.

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